UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2008

ProUroCare Medical Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51774	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6440 Flying Cloud Dr., Suite 101, Eden Prairie, Minnesota 55416
(Address of Principal Executive Offices) (Zip Code)

(952) 476-9093
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment on Form 8-K/A is to report under Item 3.02 the obligations of ProUroCare Medical Inc. (the “Company”, “we” or “us”) to issue unregistered shares of  our common stock to Artann Laboratories Inc. of West Trenton, New Jersey (“Artann”) pursuant to the Development and Commercialization Agreement (the “Development and Commercialization Agreement”) described in the Company’s Form 8-K filed on July 31, 2008. This amendment describes the obligations of the Company to issue unregistered shares of its common stock to Artann under the Development and Commercialization Agreement as such obligations existed on July 31, 2008, the date of the original Form 8‑K filing. The amendment does not reflect any changes to Company's obligations arising from amendments to the Development and Commercialization Agreement or other events subsequent to July 31, 2008.

The Company’s Current Report on Form 8-K is hereby amended to include the following:

Item 3.02  Unregistered Sales of Equity Securities

Pursuant to the Development and Commercialization Agreement, as partial consideration for the services provided by Artann under the Development and Commercialization Agreement, we have agreed to issue shares of our common stock to Artann having a value of $1,000,000 upon completion of a clinical study and submission of an FDA regulatory approval application for the Company’s prostate mechanical imaging system.

In addition, as partial consideration for the services provided by Artann under the Development and Commercialization Agreement, as a success bonus, we have agreed to issue to Artann shares of our common stock having a value of up to $1,000,000 upon FDA clearance of the Company’s prostate mechanical imaging system, if FDA approval for commercial sale of the system is obtained within fifteen (15) months of the effective date of the agreement.

The exact number of our shares of common stock to be issued in each case shall equal the dollar amount earned divided by the volume-weighted average price of our common stock shares for the forty five (45) days prior to the date the stock is earned.  In the case of the success bonus, such equity shall be reduced by ten (10) percent per month for each full month that such FDA approval is delayed beyond such fifteen (15) month period.

The issuances of our common stock described above have been or will be made in reliance upon the exemption from registration provided under Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL INC.

September 2, 2010	By: /s/ Richard C. Carlson Richard C. Carlson Chief Executive Officer